EXHIBIT 10.39

AMENDMENT NO. 1 TO EMPLOYMENT OFFER LETTER

This Amendment to Employee Offer Letter (the “Amendment”) is entered into by and among PTGi International Carrier Services, Inc. (the “Company”) and Mark LaNeve, (the “Employee”).

WHEREAS, the Employee and Company executed an employment offer letter dated May 9, 2021 (the “Offer Letter”) relating to the Company’s employment of the Employee; and

WHEREAS, the Company and Employee desire to amend the Offer Letter,

NOW, THEREFORE, the Offer Letter is amended as follows:

1.	All capitalized terms in this Amendment to the Offer Letter not otherwise defined herein have the meanings defined in the Offer Letter.

2.	Notwithstanding any provision of the Offer Letter to the contrary, effective October 28, 2021, your title is President of CRGE.

This Amendment will be effective as of date of the last signature of this Amendment. Except as specifically amended by this Amendment, the Offer Letter shall remain in full force and effect and is hereby ratified and confirmed in all respects.

IN WITNESS WHEREOF, the undersigned have set their hands hereto.

PTGi International Carrier Services, Inc.		Mark LaNeve

By:
Craig Denson
President
Date:
Date: